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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                               ASSET-BACKED ISSUER
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 14, 2008

                   Morgan Stanley Capital I Trust 2008 - TOP29
           (Exact name of issuing entity as specified in its charter)

                      Principal Commercial Funding II, LLC
                     Bear Stearns Commercial Mortgage, Inc.
                  Morgan Stanley Mortgage Capital Holdings LLC
            (Exact names of sponsors as specified in their charters)

                          MORGAN STANLEY CAPITAL I INC.
              (Exact name of depositor as specified in its charter)

                                                       Applied for, but not yet
          NEW YORK                 333-143623-06       received from the I.R.S.
(State or Other Jurisdiction  (Commission File Number      (I.R.S. Employer
  of Incorporation of the          of Depositor)         Identification Number)
      issuing entity)

                                  1585 Broadway
                                    2nd Floor
                            New York, New York 10036
                          (principal executive offices)

        Depositor's telephone number, including area code (212) 761-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.14e-4(c))

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Item 8.01 Other Events

     On February 29, 2008, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement, dated as of February 1, 2008, by and between the Company, as depositor, Wells Fargo Bank, National Association, as the master servicer (the "Master Servicer"), Centerline Servicing Inc., as
special servicer (the "Special Servicer"), LaSalle Bank National Association, as
trustee and custodian of the Trust (the "Trustee") and Wells Fargo Bank,
National Association, as paying agent (the "Paying Agent"), certificate registrar and authentication agent, providing for the Company's Commercial
Mortgage Pass-Through Certificates, Series 2008-TOP29. The Pooling and Servicing
Agreement is annexed hereto as Exhibit 99.1.

     On February 29, 2008, in connection with the Pooling and Servicing
Agreement, the Master Servicer entered into a Primary Servicing Agreement, dated as of February 1, 2008 (the "Primary Servicing Agreement"), by and between the
Master Servicer and Principal Global Investors, LLC, as the primary servicer.
The Primary Servicing Agreement is annexed hereto as Exhibit 99.2.

     On February 13, 2008, Morgan Stanley & Co. Incorporated, Bear, Stearns &
Co. Inc. and the Company entered into an Underwriting Agreement, dated as of
February 13, 2008 (the "Underwriting Agreement"). The Underwriting Agreement is
annexed hereto as Exhibit 99.3.

     On February 13, 2008, Morgan Stanley Capital I Inc. (the "Company") entered into (a) a Mortgage Loan Purchase Agreement, dated as of February 13, 2008, by and between the Company, as purchaser, and Principal Commercial Funding II, LLC
(the "Principal II MLPA"), (b) a Mortgage Loan Purchase Agreement, dated as of
February 13, 2008, by and between the Company, as purchaser, and Bear Stearns
Commercial Mortgage, Inc. (the "Bear MLPA") and (c) a Mortgage Loan Purchase
Agreement, dated as of February 13, 2008, by and between the Company, as purchaser, and Morgan Stanley Mortgage Capital Holdings LLC (the "Morgan MLPA"),
each in connection with the Company's Commercial Mortgage Pass-Through
Certificates, Series 2008-TOP29. The Principal II MLPA is annexed hereto as
Exhibit 99.4. The Bear MLPA is annexed hereto as Exhibit 99.5. The Morgan MLPA is annexed hereto as Exhibit 99.6.

     On February 29, 2008, the Paying Agent (solely in its representative capacity as Paying Agent on behalf of the Morgan Stanley Capital I Trust
2008-TOP29) entered into an ISDA Master Agreement, dated as of February 29, 2008 with Morgan Stanley Capital Services Inc., as swap counterparty (the "ISDA
Master Agreement"). The ISDA Master Agreement and the related Schedule, Master
Confirmation and Annex are each annexed hereto as Exhibit 99.7.

     On February 29, 2008, in connection with the Pooling and Servicing
Agreement, the Master Servicer entered into a subservicing agreement, dated as of February 1, 2008 (the "KeyCorp Sub-Servicing Agreement"), by and between the
Master Servicer and KeyCorp Real Estate Capital Markets, Inc., as the
subservicer. The KeyCorp Sub-Servicing Agreement is annexed hereto as Exhibit
99.8.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

          (a)  Financial Statements of Business Acquired Not applicable.

          (b)  Pro Forma Financial Information Not applicable.

          (c)  Exhibits:

Exhibit No.   Description
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99.1          Pooling and Servicing Agreement, dated as of February 1, 2008, by and between Company, the Master Servicer, the Special Servicer, the Trustee and the Paying Agent.

99.2          Primary Servicing Agreement, dated as of February 1, 2008, by and between the Master Servicer and Principal Global Investors, LLC.

99.3          Underwriting Agreement, dated as of February 13, 2008, by and among Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc.
              and the Company.

99.4          Mortgage Loan Purchase Agreements, dated as of February 13, 2008, by and between the Company and Principal Commercial Funding II,
              LLC.

99.5          Mortgage Loan Purchase Agreements, dated as of February 13, 2008, by and between the Company and Bear Stearns Commercial Mortgage,
              Inc.

99.6          Mortgage Loan Purchase Agreements, dated as of February 13, 2008, by and between the Company and Morgan Stanley Mortgage Capital
              Holdings LLC.

99.7          ISDA Master Agreement, dated as of February 13, 2008, between the
              Paying Agent (solely in its representative capacity as Paying
              Agent on behalf of the Morgan Stanley Capital I Trust 2008-TOP29)
              and Morgan Stanley Capital Services Inc.

99.8          Subservicing Agreement, dated as of February 1, 2008, by and between the Master Servicer and KeyCorp Real Estate Capital
              Markets, Inc.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 14, 2008

MORGAN STANLEY CAPITAL I INC.

By: /s/ Warren Friend
    -------------------------------
    Name: Warren Friend
    Title: